Supplement Dated August 29, 2022
To The Updating Summary Prospectus Dated April 25, 2022 For

DEFINED STRATEGIES VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced updating summary prospectus. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of the updating summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The following changes to your updating summary prospectus are effective August 29, 2022:

➢    In the section titled "IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT", the fees and expenses have been revised to reflect a charge change to the JNL/WMC Government Money Market Fund. The changes are as follows:
•The Investment Options maximum charge under “Ongoing Fees and Expenses” has been changed from 0.77% to 1.36%.
•The Highest Annual Cost has been changed from $3,093 to $3,498.

➢    In the section titled “APPENDIX A (Funds Available Under the Contract)”, the expense information and respective footnotes for the JNL/WMC Government Money Market Fund are revised as follows:

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
	JNL/WMC Government Money Market Fund
Domestic/Global Fixed-Income	(Wellington Management Company LLP)	1.36%[3]	0%	0.60%	0.30%

3	Reflects expenses estimated for the current fiscal year.
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(To be used with VC3652USP 04/22)

JFV101509 08/22